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                                     [LOGO]
NUMBER                     ADVANCED RADIO TELECOM -TM-                   SHARES
ART
                          ADVANCED RADIO TELECOM CORP.

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 007540 10 1
This Certifies that



is the owner of


 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
 OF

- ------------------------- ADVANCED RADIO TELECOM CORP. -------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:



                                                        /s/
          CHAIRMAN                   [SEAL]                  SECRETARY

COUNTERSIGNED AND REGISTERED
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
           Jersey City, NJ
           TRANSFER AGENT AND REGISTRAR,
BY

                      AUTHORIZED OFFICER

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                          ADVANCED RADIO TELECOM CORP.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporation or its Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
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
TEN COM   -    as tenants in common          UNIF GIFT MIN ACT -            Custodian
TEN ENT   -    as tenants by the                                ------------         ------------
               entireties                                          (Cust)               (Minor)
JT TEN    -    as joint tenants                                 under Uniform Gifts to Minors
               with right of                                    Act
               survivorship and                                  ------------------------------
               and not as tenants            UNIF TRF MIN ACT -      Custodian (until age      )
               in common                                        ------                   -----
                                                                (Cust)
                                                                         under Uniform Transfers
                                                                ---------
                                                                (Minor)
                                                                to Minors Act
                                                                             ------------------
                                                                                   (State)

     Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, _______________________Hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

/                                     /

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
- --------------------------------------------------------------------------------------------------------------------------------
                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Shares
- --------------------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                        Attorney
- ------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       ------------------------------

                                                         X
                                                          ----------------------------------------------------------------------
                                                         X
                                                          ----------------------------------------------------------------------
                                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                                         ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
Signature(s) Guaranteed
By
   -----------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17 Ad-15.
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